Operating costs	6 Months Ended
Jun. 30, 2023
Operating costs
Operating costs

17. Operating costs

	For the three months		For the six months
	ended June 30,		ended June 30,
	2023	2022	2023	2022
Staff costs (note 18)	1,411,960	1,352,084	2,755,388	3,545,057
Depreciation (notes 8/9)	75,407	83,346	151,186	170,178
External research and development costs	751,860	4,677,306	1,460,642	7,184,492
Laboratory consumables	109,151	100,849	178,773	182,211
Patent maintenance and registration costs	56,349	96,617	118,691	171,849
Professional fees	368,927	323,390	662,455	781,544
Short-term leases	10,279	14,596	18,495	27,861
D&O Insurance	158,597	411,861	314,912	795,688
Other operating costs	236,223	218,609	419,763	426,311
Total operating costs	3,178,753	7,278,658	6,080,305	13,285,191

The evolution of the total operating costs is mainly driven by staff costs, external research and development costs, professional fees, D&O insurance and other operating costs.

During the six-month period ended June 30, 2023, total operating costs decreased by CHF 7.2 million compared to the same period ended June 30, 2022, primarily due to decreased dipraglurant related external research and development activities for CHF 5.7 million. During the same period, staff costs decreased by CHF 0.8 million due to reduced share-based services (note 18) and D&O insurance decreased by CHF 0.5 million.

During the three-month period ended June 30, 2023, total operating costs decreased by CHF 4.1 million compared to the same period ended June 30, 2022, including CHF 3.8 million for decreased external research and development costs related to our dipraglurant development activities and CHF 0.3 million for decreased D&O insurance.